Exhibit 10.2

FIRST AMENDMENT TO LICENSE, DISTRIBUTION, MANUFACTURING AND
SUPPLY AGREEMENT

This First Amendment to License, Distribution, Manufacturing and Supply Agreement (this “First Amendment”) is made and entered into as of September   , 2008, by and between LUITPOLD PHARMACEUTICALS, INC., a corporation duly organized and existing under the applicable laws of the State of New York, and having a principal place of business in Shirley, New York (hereinafter referred to as “Luitpold”), AMERICAN REGENT, INC., a corporation duly organized and existing under the applicable laws of the State of New York, and having a principal place of business in Shirley, New York (hereinafter referred to as “AR”, and Luitpold and AR collectively referred to as “Luitpold/AR”), FRESENIUS USA MANUFACTURING, INC., a corporation duly organized and existing under the applicable laws of the State of Delaware, and having a principal place of business in Waltham, Massachusetts (hereinafter referred to as “FUSA”), and VIFOR (INTERNATIONAL), INC., a Swiss corporation having its principal place of business at Rechenstrasse 37, CH-9001 St. Gallen (Switzerland) (hereinafter referred to as “Vifor”).

WHEREAS, the parties hereto are parties to a LICENSE, DISTRIBUTION, MANUFACTURING AND SUPPLY AGREEMENT, dated May 30, 2008 (the “License Agreement”); and

WHEREAS, the parties hereto desire to amend the License Agreement to correct certain provisions thereof to the intent of the parties

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Section 1.01 of the License Agreement is amended as follows:

A. [*]

B. [*]

C. The definition of “Effective Date” is replaced in its entirety by the following:

“Effective Date” means (i) the first day of the month immediately following at least thirty (30) days following the date on which all conditions set forth in Section 13.01 have been satisfied or waived in writing or (ii) such earlier date on which FUSA and Luitpold/AR may mutually agree in writing.

D. The definition of “Intellectual Property” is amended by replacing the term “Annual Period” with the term “Contract Year.”

E. [*]

F. [*]

G. [*]

2. [*]

3. Section 6.10 of the License Agreement is revised by changing the term “Annual Period” to “Contract Year.”

4. [*]

5. The numbering of Schedules/Exhibits to the License Agreement is amended to be as follows:

Exhibit 1.01-A	[*]
Exhibit 1.01-B	[*]
Exhibit 1.01-C	[*]
Exhibit 1.01-D	[*]
Exhibit 1.01-E	[*]
Exhibit 2.01(c)	[*]
Exhibit 2.01(d-1)	[*]
Exhibit 2.01(d-2)	[*]

Exhibit 3.11	[*]
Exhibit 5.01(a)	[*]
Exhibit 6.01	[*]
Exhibit 6.03	[*]
Exhibit 6.06	[*]
Exhibit 6.08	[*]
Exhibit 6.11	[*]
Exhibit 6.11(h)	[*]
Exhibit 7.05(a)	[*]

6. [*]

7. [*]

8. Final versions of the Schedules/Exhibits are attached to this First Amendment as follows:

Schedule 7.02(d)	[*]
Exhibit 1.01-C	[*]
Exhibit 1.01-E	[*]
Exhibit 2.01(c)	[*]
Exhibit 2.01(d-1)	[*]
Exhibit 2.01(d-2)	[*]
Exhibit 3.11	[*]
Exhibit 5.01(a)	[*]
Exhibit 6.01	[*]
Exhibit 6.03	[*]
Exhibit 6.06	[*]
Exhibit 6.08	[*]
Exhibit 6.11	[*]
Exhibit 6.11(h)	[*]
Exhibit 7.05(a)	[*]

9. Except as expressly amended by this First Amendment, the License Agreement shall remain in full force and effect. The representations, warranties and covenants of the Parties contained in the Agreement are true and correct in all material respects as of and on the date hereof as if made again on the date hereof or as of the Effective Date (as applicable) and each Party shall have performed and complied with all of its covenants and agreements contained in the Agreement required to be performed and complied with by it at or prior to the Effective Date. If requested, each Party shall provide to the other a certificate to the matters set forth in this section signed on behalf of such Party by an authorized officer.

10. This First Amendment may be executed in facsimile counterparts, each of which shall have the legal binding effect of an original signature, but all of which together shall constitute one and the same instrument.

[Signatures are on the following page.]

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to License, Distribution, Manufacturing and Supply Agreement as of the date first set forth above.

LUITPOLD PHARMACEUTICALS, INC.

By:	/s/ Mary Jane Helenek
Name:     Mary Jane Helenek

Title:	President & CEO 9-13-08

AMERICAN REGENT, INC.

By:	/s/ Mary Jane Helenek
Name:     Mary Jane Helenek

Title:	President & CEO

FRESENIUS USA MANUFACTURING, INC.

By:	/s/ Rice Powell
Name:

Title:

VIFOR (INTERNATIONAL), INC.1

By:	/s/ Anthony Coombs
Name:     A. Coombs

Title:	CEO Vifor Pharma

/s/ G. Zampieri
Name:     G. Zampieri

Title:	Deputy CEO Vifor Pharma

1 Executing this Agreement to indicate its acknowledgement of and consent to the terms and provisions hereof, and to agree to be bound to those provisions hereof that pertain to it.

SCHEDULE 7.02 (D)

[*]

EXHIBIT 1.01-A

[*]

EXHIBIT 1.01-C

[*]

EXHIBIT 1.01-E

[*]

EXHIBIT 2.01 (C)

[*]

EXHIBIT 2.01 (D-1)

[*]

EXHIBIT 2.01 (D-2)

[*]

EXHIBIT 3.11

[*]

EXHIBIT 5.01 (A)

[*]

EXHIBIT 6.01

[*]

EXHIBIT 6.03

[*]

EXHIBIT 6.06

[*]

EXHIBIT 6.08

[*]

EXHIBIT 6.11

[*]

EXHIBIT 6.11 (H)

[*]

EXHIBIT 7.05 (a)

[*]